Leading Development of Radiopharmaceuticals to Detect and Treat Cancer

January 2019

Progenics Pharmaceuticals®

Find Fight and Follow®

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Progenics Pharmaceuticals
Find Fight and Follow

Our Mission

FIND FIGHT AND FOLLOW®

Leading Development of Radiopharmaceuticals to Detect and Treat Cancer

AZEDRA® (iobenguane I 131) for Ultra Orphan neuroendocrine tumors (NET)

First FDA-approved treatment for adults and pediatric patients 12 years and older with iobenguane scan positive, unresectable, locally advanced or metastatic pheochromocytoma or paraganglioma who require systemic anticancer therapy

AZEDRA®
iobenguane I 131 injection for intravenous use

Prostate-specific membrane antigen (PSMA) – Portfolio for Prostate Cancer

Imaging and therapeutics agents designed to improve diagnosis, treatment and monitoring of prostate cancer



Pipeline



Preclinical
Phase 1
Phase 2
Phase 3
NDA
Approved
ULTRA-ORPHAN THERANOSTIC
AZEDRA®
Metastatic Pheochromocytoma & Paraganglioma
APPROVED
PROSTATE CANCER THERANOSTICS
PyL™
PSMA-targeted PET Imaging Agent
1095
PSMA-targeted Small Molecule Therapeutic
PSMA-TTC
Thorium Conjugate Therapeutic
BAYER
DIGITAL TECHNOLOGY
PSMA AI
Automated reading of PSMA images based on AI and deep learning
OIC TREATMENT
RELISTOR® SC
Opioid-induced Constipation
BAUSCH Health
RELISTOR® Tablets
Opioid-induced Constipation
BAUSCH Health

FDA Approved
July 30, 2018

AZEDRA® (iobenguane I 131)

First and only FDA-approved treatment for adults and pediatric patients 12 years and older with iobenguane scan positive, unresectable, locally advanced or metastatic pheochromocytoma or paraganglioma who require systemic anticancer therapy

Pheochromocytoma and paraganglioma (PPGL) are very rare diseases with devastating patient burden

652–2,608 patients diagnosed each year in the US[1,2]

If PPGL tumors are not diagnosed and appropriately treated,
the disease will likely be fatal[3]

The 5-year OS for malignant PPGL can be **as low as 12%[4]**



PPGL tumors produce **"fight or flight"** hormones, which can **overwhelm the nervous system** and cause the **spontaneous onset of multiple symptoms[5]**



AZEDRA® iobenguane I 131 injection for intravenous use

References: **1.** Martucci VL, Pacak K. *Curr Probl Cancer.* 2014;38(1):7-41. **2.** US Census Bureau. US and World Population Clock. https://www.census.gov/popclock/. Accessed October 1, 2017. **3.** Kantorovich V, Eisenhofer G, Pacak K. *Ann N Y Acad Sci.* 2009;1148:462-468. **4.** Park J, Song C, Park M, et al. *Korean J Urol.* 2011;52:241-246. **5.** Gunawardane PTK, Grossman A. *Adv Exp Med Biol.* 2017;956:239-259

Historically underappreciated, consensus now indicates that all cases of PPGL should be considered at-risk for advanced disease

Average time from onset of symptoms to diagnosis is 3 years[1]

15% of cases are advanced **at diagnosis**[1]

World Health Organization states all PPGL tumors have **metastatic potential**[2]

16.4% of apparently benign PPGL cases experience disease **recurrence after surgery**[3]

References: **1.** Lefebvre M, Foulkes WD. *Curr Oncol*. 2013;21(1):e8-17 **2.** Lloyd RV, et al. WHO Classification of Tumours of the Endocrine Organs. 4th ed. 2017. **3.** Amar L, et al. *Horm Metab Res*. 2012;44(5):385-389.

AZEDRA iobenguane I 131 injection for intravenous use

The leading causes of death in advanced PPGL are tumor progression and symptoms related to catecholamine secretion

Control tumor growth

Tumor progression is the most frequent cause of death.[1]

Reduce symptoms

Symptoms related to catecholamine secretion such as hypertension **cause up to 30% of metastatic/malignant PPGL deaths.**[1]

Due to the rarity of PPGL, anecdotal experience and small retrospective studies have been the basis of treatment decision-making[1]

AZEDRA iobenguane I 131 injection for intravenous use

Reference: 1. Baudin E, Habra MA, Deschamps F, et al. *Eur J Endocrinol.* 2014;171(3):R111-R122.

AZEDRA delivers radiation directly to PPGL tumors

AZEDRA Mechanism of Action

AZEDRA treats PPGL by targeting the norepinephrine transporter, highly expressed in PPGL tumors

Every AZEDRA molecule carries with it what is needed to kill the tumor

With the high specific activity of AZEDRA, each molecule has the potential to hit its intended target 1,000 out of 1,000 times, compared to conventional MIBG, which reaches its target 3 out of 1,000 times



References: Barrett JA, et al. *Cancer Biother Radiopharm.* 2010;25(3):299-308. AZEDRA [prescribing information]. New York, NY: Progenics Pharmaceuticals, Inc.; 2018.

AZEDRA® iobenguane I 131 injection for intravenous use

AZEDRA addresses the dual goals of treating advanced PPGL: tumor reduction and symptom control

AZEDRA was shown to reduce the size of tumors

Secondary Endpoint

Overall tumor response measured by RECIST (Response Evaluation Criteria in Solid Tumors version 1.0)

- **22% of patients treated with AZEDRA achieved a partial response (n=15/68)**
- **53% of responders experienced durable tumor responses lasting 6 months or longer (n=8/15)**

AZEDRA was proven to reduce the need for antihypertensive medication

Primary Endpoint

Proportion of patients who experienced a 50% or greater reduction of all antihypertensive medication(s) lasting for at least six months

- **25% of patients treated with AZEDRA achieved the primary endpoint (n=17/68)**

References: AZEDRA [prescribing information]. New York, NY: Progenics Pharmaceuticals, Inc.; 2018. Data on file. Progenics Pharmaceuticals, Inc.

AZEDRA®
iobenguane I 131 injection for intravenous use

AZEDRA Safety Profile

Adverse Reactions Occurring in ≥10% of Patients with PPGL Receiving Therapeutic Dose of AZEDRA in Studies IB12B and IB12

Adverse Reaction	All Grades[a], (%)	Grades[a] 3 - 4, (%)
Hematologic[b]		
Lymphopenia	96	78
Anemia	93	24
Thrombocytopenia	91	50
Neutropenia	84	59
Gastrointestinal		
Nausea	78	16
Vomiting[c]	58	10
Dry mouth	48	2
Sialadenitis[d]	39	1
Diarrhea	25	3
Abdominal pain[e]	23	6
Constipation	19	7
Oropharyngeal pain	14	0
Dyspepsia	10	0
General		
Fatigue[f]	71	26
Pyrexia	14	2
Injection site pain	10	0
Hyperhidrosis	10	0
Alopecia	10	0
Infections		
Upper respiratory tract infection[g]	16	2
Urinary tract infection	11	1

Adverse Reaction	All Grades[a], (%)	Grades[a] 3 - 4, (%)
Investigations[b]		
Increased international normalized ratio[h]	85	18
Increased blood alkaline phosphatase	53	5
Increased aspartate aminotransferase	50	2
Increased alanine aminotransferase	43	2
Metabolism and nutrition		
Decreased appetite	30	5
Dehydration	16	4
Decreased weight	16	1
Musculoskeletal and connective tissue disorders		
Back pain	17	2
Pain in extremity	15	0
Nervous system		
Dizziness[i]	34	13
Headache	32	6
Dysgeusia[j]	24	1
Respiratory, thoracic, and mediastinal disorders		
Cough	18	0
Dyspnea	18	7
Vascular		
Hypotension	24	4
Hypertension[k]	20	11
Tachycardia	10	3

The following clinically significant adverse reactions were observed in < 10% of patients treated with AZEDRA:

Cardiac: palpitations (9%), syncope and presyncope (8%)

Endocrine: decreased TSH (5%), hypothyroidism (3%)

Gastrointestinal: dysphagia (7%), abdominal distension (6%), gastroesophageal reflux disease (6%), stomatitis (3%)

General: insomnia (9%), chills (8%), chest pain (6%)

Infections: candida infection (6%)

Investigations: prolonged prothrombin time (9%)

Musculoskeletal and connective tissue: arthralgia (8%), neck pain (8%), pain in jaw (7%), muscle spasms (6%)

Renal and urinary disorders: proteinuria (9%), renal failure (7%)

Respiratory: epistaxis (9%), nasal congestion (7%), pulmonary embolism (3%)

Skin and subcutaneous tissue: dry skin (8%), rash (8%), petechiae (7%)

[a] NCI CTCAE version 3.0.
[b] Based on laboratory data.
[c] Includes vomiting and retching.
[d] Includes sialoadenitis, salivary gland pain, and salivary gland enlargement.
[e] Includes abdominal pain, abdominal pain upper, and abdominal pain lower.
[f] Incudes fatigue, asthenia.
[g] Includes upper respiratory tract infection, sinusitis, rhinorrhea, upper-airway cough syndrome, nasopharyngitis.
[h] Only assessed in Study IB12B (N=68).
[i] Includes dizziness and dizziness postural.
[j] Includes dysgeusia, hypogeusia and ageusia.
[k] Includes blood pressure increased and hypertension.

Reference: AZEDRA [prescribing information]. New York, NY: Progenics Pharmaceuticals, Inc.; 2018.

AZEDRA®
iobenguane I 131 injection for intravenous use

AZEDRA launch is underway with progress in key commercial areas

Commercial launch – key activities

Establish differentiated and compelling product profile	Establish meaningful value proposition and engage payers	Centers of Excellence engaged and preparation on-going	Patients identified and scheduling has started
– NCCN Guidelines acknowledge AZEDRA as only FDA-approved option – AZEDRA added to three additional compendia	– 40+ payer presentations have taken place – Pass-through status achieved; NTAP and permanent code applications complete	– Thirty sites are actively engaged with Progenics field-based teams and hub in preparation to administer AZEDRA – Hub and patient services are order-ready	– Patients have been identified and insurance verification and scheduling efforts are underway

Reference: Neuroendocrine and Adrenal Tumors. NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines®). https://www.nccn.org/professionals/physician_gls/pdf/neuroendocrine.pdf. Published September 11, 2018. Accessed January 3, 2019.

AZEDRA iobenguane I 131 injection for intravenous use

AZEDRA Summary

Clinical	**PROVEN:** AZEDRA® was proven to reduce the need for antihypertensive medication and was shown to reduce the size of tumors
Safety	**GENERALLY WELL TOLERATED:** The most common Grade 3–4 adverse reactions (≥ 10%) were lymphopenia, neutropenia, thrombocytopenia, fatigue, anemia, increased international normalized ratio, nausea, dizziness, hypertension, and vomiting
Regulatory	**APPROVED:** The FDA approved AZEDRA® on July 30, 2018
Guidelines	**NCCN:** The NCCN Guidelines Panel endorses AZEDRA®
Commercial	**ADDRESSES PATIENT NEED:** AZEDRA® is the first and only FDA-approved therapy for unresectable, locally advanced or metastatic pheochromocytoma or paraganglioma (PPGL)

References: AZEDRA [prescribing information]. New York, NY: Progenics Pharmaceuticals, Inc.; 2018. Neuroendocrine and Adrenal Tumors. NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines®). https://www.nccn.org/professionals/physician_gls/pdf/neuroendocrine.pdf. Published September 11, 2018. Accessed January 3, 2019.

AZEDRA®
iobenguane I 131 injection for intravenous use

PSMA Targeted Pipeline

Progenics Pharmaceuticals®
Find Fight and Follow®

PSMA-targeted imaging and therapy has potential across the course of prostate cancer



PyL expected usage
PSA increase
Surgery or RT +/− ADT
ADT
Chemo
Post Chemo
1095 expected usage
PSMA TTC expected usage
Localized prostate cancer
Recurrent/ castrate-sensitive disease
Castrate-resistant disease
Time

1095: PSMA targeted small molecule theranostic for prostate cancer

- **1095 delivers a targeted radiation dose to prostate cancer utilizing I-131**
  - I-131 has a longer range and higher energy that could potentially improve efficacy for bulky lesions
  - Iodine has been used widely in other cancer therapeutics, is broadly available with a ready supply, and has a known safety profile
- **Unmet need well-established**
  - High medical need for targeted drug with different MoA; attractive to patients and HCPs
  - Nearly all patients fail NAADs
  - Growing patient population unwilling or unable to receive chemotherapy



1095 was shown to markedly reduce prostate-specific antigen levels and bone pain



Best PSA Response in 25 patients
*
100
0
-100
% Change in PSA
0
5
10
15
20
25
Patient number

German compassionate use setting in advanced prostate cancer in a heavily pretreated group of 25 evaluable patients



Sept. 2011 ^{124}I-MIP-1095 PET | Oct. 2011 1st Therapy | 2nd Feb. 2012 ^{68}Ga-PSMA-11 PET | 13 Feb. 2012 2nd Therapy | May 2012 ^{68}Ga-PSMA-11 PET | July 2012 3rd Therapy

70% of patients had a ≥ 50% PSA decline after the first therapeutic dose

References: Zechmann et al. Eur J Nucl Med Mol Imaging, 2014.; Afshar-Oromieh et al. Eur J Nucl Med Mol Imaging, 2017.

1095: Multicenter Phase 2 trial expect to initiate 2Q2019

Objective: To determine the efficacy and safety of adjunct I-131-1095 radiotherapy to enzalutamide in metastatic castration-resistant prostate cancer (mCRPC) patients who are prostate-specific membrane antigen (PSMA)-avid, chemotherapy-naïve, and progressed on abiraterone

~15 sites in the US and Canada | Total planned subjects: N~120


Enrollment
Perform 18F-DCFPyl PET/CT
Randomization 2:1
I-131-1095 + enzalutamide vs enzalutamide
Stratification by risk group
I-131-1095 + enzalutamide QD
~1 year
Enzalutamide QD
Survival follow-up ~1 year

Primary Endpoint: Prostate specific antigen (PSA) response rate according to Prostate Cancer Clinical Trials Working Group 3 (PCWG3) criteria defined as a confirmed 50% or greater decline from baseline of 1095 and enzalutamide compared to enzalutamide alone.

Progenics Pharmaceuticals
Find Fight and Follow

PSMA-Targeted Thorium Conjugate (PSMA-TTC) partnered with Bayer

- In a prostate cancer mouse model, PSMA-TTC proved efficacious to suppress tumor growth and bone degradation[1]
- **Phase 1 in patients with mCRPC commenced in 2018**

PSMA-TTC



BAYER

- Potential added effect on bone metastases due to decay product Ra-223 homing to bone
- Financial terms
  - Received $4M upfront payment and $3M in regulatory and development milestones as of 3Q18
  - Additional potential clinical and regulatory development milestones up to an aggregate total of $46M
  - Potential net sales milestone payments up to an aggregate total of $130M
  - Single digit royalties on net sales

Reference: [1]Hammer S., et al., AACR; Cancer Res 2017;77(13 Suppl):5200. doi:10.1158/1538-7445.AM2017-5200

PyL™: PSMA-targeted PET/CT imaging agent

*" PSMA imaging study found a high impact on management intent, with a planned management change in **51%** of patients."*

Roach, PJ. et al, JNM 2017

- Enables visualization of both bone and soft tissue metastases
- Highly specific to prostate cancer cells, not confounded by degenerative or inflammatory conditions
- Very high standardized uptake values (SUV) even in small lesions
- Identified more lesions than conventional imaging
- PyL Research Access Program underway



Image from OSPREY Study

Progenics Pharmaceuticals
Find Fight and Follow

PyL OSPREY trial results support advancement into Phase 3

- Demonstrated high sensitivity in detecting distant metastatic prostate cancer lesions
- Demonstrated high specificity in confirming the absence of pelvic lymph node disease
- Associated strong positive predictive values (PPV) and negative predictive value (NPV) of PyL imaging in these disease settings
- Phase 3 trial design will use endpoint based on PPV parameters

	COHORT A	COHORT B
Objective	Detect prostate cancer in pelvic lymph nodes in patients with high risk locally advanced prostate cancer	Detect prostate cancer in distant metastases in patients with metastatic or recurrent
N	268	117
Specificity	96%–99%	*Not evaluated; Cohort B suspected to have disease*
Negative Predictive Value	81%–84%	*Not evaluated; Cohort B suspected to have disease*
Sensitivity	31%–42%	93%–99%
Positive Predictive Value	78%–91%	81%–88%

** Trial achieved co-primary endpoint for specificity in Cohort A; did not meet co-primary endpoint for sensitivity in Cohort A. Secondary endpoints included: sensitivity in Cohort B; PPV and NPV in Cohort A; and, PPV in Cohort B.44*

PyL Phase 3 trial

Objective: To evaluate the diagnostic performance & clinical impact of ^{18}F-DCFPyL PET/CT imaging in patients with suspected biochemical recurrence (BCR) of prostate cancer

~15 sites in the US and Canada | Total planned subjects: N~200

Primary Endpoint: Correct Localization Rate (CLR), defined as percentage of subjects with a one-to-one correspondence between localization of at least one lesion identified on 18F-DCFPyL PET/CT imaging and the composite truth standard.

Within 60 days following PyL PET/CT imaging, either biopsy/surgery, conventional imaging, or locoregional radiation therapy of the PyL-suspected lesion(s) will be performed.

First patient dosed November 2018

Curium can leverage its dense network of PET sites to reach a significant majority of PCA patients in Europe


Stockholm
Goteborg
Manchester
Dublin
London
Amsterdam
Dusseldorf
Brussels
Amiens
Nancy
Frankfurt
München
Vienna
Rennes
Paris
Zurich
Tours
Dijon
Clermont F.
Udine
Bordeaux
Lyon
Monza
San Sebastián
Nimes
Milan
Toulouse
Santander
Marseille
Porto
Madrid
Roma
Lisboa
Sevilla
Malaga
Curium owned/Operated sites
Affiliate/partner PET sites
Full Coverage
Commercialization plan to be further refined
Targeting full coverage for key cities and partial for other areas

Note: Sites include PET network recently acquired (transaction to be completed reg. approvals)

References

- Granted exclusive license to Curium to develop and commercialize PyL in Europe
- Formed by the union of IBA Molecular and Mallinckrodt Nuclear Medicine LLC, Curium is the largest vertically integrated radiopharmaceutical product manufacturer in the industry
- Curium is responsible for development, regulatory approvals and commercialization of PyL
  - Curium will meet with EU regulators 1H2019 to agree upon the regulatory path forward
- Double digit royalties on net sales of PyL

Digital Technology Portfolio: PSMA Artificial Intelligence (AI)

- Using expertise from aBSI – a validated imaging biomarker – to develop PSMA computer-aided diagnosis (CAD)
- Automated reading of PSMA-targeted images based on deep learning
- Using PSMA-targeted imaging data to develop and validate PSMA AI CAD
- Objective and reproducible assessment to standardize PSMA-targeted imaging in patients with prostate cancer



Clinical utility-driven application of AI in prostate cancer imaging

Progenics Pharmaceuticals®
Find Fight and Follow®

Corporate Overview

Progenics Pharmaceuticals®
Find Fight and Follow®

Financial Overview

3Q18 Financial Snapshot

- $148.9M cash as of 9/30/18
- Quarterly Revenue: $5.3M
- Net loss: $0.30 per share
- 84.5M shares outstanding

Strong financial position to advance portfolio and launch AZEDRA

RELISTOR® franchise provides financial foundation:

- Marketed by Bausch Health
- Royalty scale based on U.S. net sales, ranging from **15%–19%**
- Entitled to receive 60% of revenues received by Bausch Health from ex-U.S. sub-licensees
- Royalty-backed agreement with Healthcare Royalty Partners
  - $50M of non-recourse loan proceeds received November 2016
- Progenics retains long-term upside potential, including rights to the sales milestones totaling up to **$200M**, including $10M on first $100M in net sales

Progenics Pharmaceuticals®
Find Fight and Follow®

Leading development of targeted radiopharmaceuticals to detect and treat cancer

Upcoming milestones

Program	Milestone	Timing
AZEDRA	– Progress Launch – Advance Life Cycle Management Initiatives	2019
1095	Initiate Phase 2 Trial	2Q19
PyL	– Curium to meet with EMA to determine regulatory path in Europe	1H19
	– Complete Enrollment in Pivotal Phase 3 Trial	4Q19
PSMA-TTC	Bayer to Enroll Phase 1 Trial	2019
PSMA AI	Leverage PSMA Targeted Imaging data to develop algorithms for the automatic detection and quantification of prostate cancer images	2019

Progenics Pharmaceuticals®
Find Fight and Follow®

Leading Development of Radiopharmaceuticals to Detect and Treat Cancer

January 2019

Progenics Pharmaceuticals®
Find Fight and Follow®